Exhibit 99.2

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John C. Lauchnor, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Royal Precision, Inc. on Form 10-Q for the quarter ended August 31, 2002, as amended by Amendment No. 1 thereto, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Reports fairly presents in all material respects the financial condition and results of operations of Royal Precision, Inc.

Dated: December 5, 2002
                                        By: /s/ John C. Lauchnor
                                            ------------------------------------
                                            Name: John C. Lauchnor
                                            Title: Chief Executive Officer

I, Frank Mertes, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Royal Precision, Inc. on Form 10-Q for the quarter ended August 31, 2002, as amended by Amendment No. 1 thereto, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Reports fairly presents in all material respects the financial condition and results of operations of Royal Precision, Inc.

Dated: December 5, 2002
                                        By: /s/ Frank W. Mertes
                                            ------------------------------------
                                            Name: Frank W. Mertes
                                            Title: Chief Financial Officer